                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                 Anchor BanCorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                                                   June 14, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Anchor BanCorp Wisconsin Inc. The meeting will be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 23, 2002 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting, regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Anchor BanCorp Wisconsin Inc. is sincerely appreciated.

                                            Sincerely,

                                             /s/ Douglas J. Timmerman

                                            Douglas J. Timmerman
                                            Chairman of the Board, President
                                              and Chief Executive Officer

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.
                               25 WEST MAIN STREET
                            MADISON, WISCONSIN 53703
                                 (608) 252-8700
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 23, 2002
                                 ---------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Anchor BanCorp Wisconsin Inc. (the "Company") will be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 23, 2002 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three (3) directors for a three-year term, two (2) directors for a two-year term, and one (1) director for a one-year term; and in each case until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed June 7, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ J. Anthony Cattelino

                                        J. Anthony Cattelino
                                        Vice President and Secretary

Madison, Wisconsin
June 14, 2002

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 23, 2002



         This Proxy Statement is furnished to holders of common stock, $.10 par value per share (the "Common Stock"), of Anchor BanCorp Wisconsin Inc. (the "Company"), the holding company for AnchorBank, fsb (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 23, 2002 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 14, 2002.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein; for ratification of the appointment of Ernst & Young LLP as the Company's auditors for fiscal 2003; and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (J. Anthony Cattelino, Vice President and Secretary, Anchor BanCorp Wisconsin Inc., 25 West Main Street, Madison, Wisconsin 53703); (ii) submitting a duly-executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING


         Only stockholders of record at the close of business on June 7, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were approximately 25,021,821 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock in each class, up to the number of directors to be elected in each class, shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2003 and to approve any other matter properly submitted to the stockholders for their consideration at the Annual Meeting.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included for purposes of determining the presence of a quorum. Abstentions will have no effect on the outcome of the voting of the proposals because directors will be elected by a plurality of the votes cast. Similarly, abstentions will not be included in the number of votes cast on a matter for the proposal to ratify the independent auditors and all other matters to be presented to stockholders at the Annual Meeting.

         Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules applicable to broker-dealers) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

         The election of directors and the proposal to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, consequently, there will not be "broker non-votes" at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)


         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible. Pursuant to the Bylaws of the Company, the number of directors of the Company is currently set at eleven, divided into classes of four, four and three directors each. One class is elected each year to serve for a term of three years, and in each case until their respective successors are elected and qualified.

         Directors of the Company who are not eligible for nor subject to nomination and are not related to a nominee act as a Nominating Committee for the selection of nominees for election as directors of the Company. The Nominating Committee met one time during the fiscal year ended March 31, 2002.

         Six directors are to be elected at the Annual Meeting. Richard A. Bergstrom, Donald D. Parker, Pat Richter, and James D. Smessaert are current directors of the Company. David L. Omachinski and Mark D. Timmerman are current directors of the Bank. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than Mark D. Timmerman who is the son of Douglas J. Timmerman.

         The remaining five directors will continue to serve in accordance with their previous elections.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the six nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

           NOMINEES FOR DIRECTOR FOR THREE YEAR TERMS EXPIRING IN 2005


                                                             Principal Occupation and                   Director
                Name                    Age                     Business Experience                     Since (1)
                ----                    ---                     -------------------                     ---------
Richard A. Bergstrom                    52     Director; President of Bergstrom Corporation.              1999

Donald D. Parker                        63     Director; Former Officer, Director and Chairman of         1999
                                               the Board of FCB Financial Corp. and Fox Cities
                                               Bank, F.S.B.

James D. Smessaert                      64     Director, Former Officer, Director and Chairman of         2002
                                               the Board of Ledger Capital Corp. and Ledger Bank,
                                               S.S.B.

           NOMINEES FOR DIRECTOR FOR A TWO YEAR TERM EXPIRING IN 2004


                                                             Principal Occupation and                   Director
                Name                    Age                     Business Experience                     Since (1)
                ----                    ---                     -------------------                     ---------
David L. Omachinski                     50     Vice President-Finance, Chief Financial Officer &            -
                                               Treasurer of Oshkosh B'Gosh, Director of the Bank;
                                               Member American Institute of Certified Public
                                               Accountants.

Pat Richter                             60     Director; Athletic Director of the University of           1990
                                               Wisconsin -- Madison

             NOMINEE FOR DIRECTOR FOR ONE YEAR TERM EXPIRING IN 2003


                                                             Principal Occupation and                   Director
                Name                    Age                     Business Experience                     Since (1)
                ----                    ---                     -------------------                     ---------
Mark D. Timmerman                       34     Assistant Secretary and General Counsel of the               -
                                               Company; Vice President, Secretary, General Counsel
                                               of the Bank; Director of the Bank; Licensed Attorney


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                             NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WITH TERMS EXPIRING IN 2003


                                                             Principal Occupation and                   Director
                Name                    Age                     Business Experience                     Since (1)
                ----                    ---                     -------------------                     ---------
Holly Cremer Berkenstadt                46     Director; CEO and Director of Wisconsin Cheeseman,         1994
                                               Inc., a direct food and gift company located in Sun
                                               Prairie, Wisconsin.

Donald D. Kropidlowksi                  60     Director; formerly Senior Vice President of the Bank       1995
                                               from July 1995 until August 2001; former Director,
                                               President and Chief Executive Officer of American
                                               Equity Bancorp and American Equity Bank of Stevens
                                               Point.

Bruce A. Robertson                      78     Director; formerly Vice President of the Bank from         1987
                                               October 1987 until December 1989; prior thereto
                                               Chairman, President and Chief Executive Officer of
                                               Columbus Federal Savings and Loan Association until
                                               that Association merged with and into the Bank in
                                               September 1987.

                DIRECTORS WITH THREE YEAR TERMS EXPIRING IN 2004


                                                             Principal Occupation and                   Director
                Name                    Age                     Business Experience                     Since (1)
                ----                    ---                     -------------------                     ---------
Greg M. Larson                          52     Director; Chief Executive Officer and Manager of           1992
                                               CedarTree LLC. Former President and Chief Executive
                                               Officer of Demco, Inc., a direct mail school and
                                               library supply company located in Madison, Wisconsin.

Douglas J. Timmerman                    61     Chairman, President and Chief Executive Officer of         1971
                                               the Company and the Bank; has served in various
                                               management positions with the Bank prior to his
                                               appointment as President in May 1983 and Chief
                                               Executive Officer in May 1985.

--------------
(1)      Includes service as director of the Bank.

(2)      STOCKHOLDER NOMINATIONS

         Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 60 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of four regular meetings during the fiscal year ended March 31, 2002. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended March 31, 2002 and the total number of meetings held by all committees on which he or she served during such year.

         The Compensation Committee of the Board of Directors determines compensation for executive officers. The members of this committee, which met two times during the fiscal year ended March 31, 2002, are Messrs. Greg M. Larson, Pat Richter, and Bruce A. Robertson. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended March 31, 2002 is set forth below under "Executive Compensation--Report of the Compensation Committee."

         Directors of the Company who are not eligible for nor subject to nomination and are not related to a nominee act as a Nominating Committee for the selection of nominees for election as directors of the Company. The Nominating Committee met one time during the fiscal year ended March 31, 2002.

         The Board of Directors has established an Audit Committee which reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The members of this committee, which met once during the fiscal year ended March 31, 2002, are Ms.

Berkenstadt and Messrs. Larson and Parker. Each of the current members of the Audit Committee is "independent" as defined by the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter approved by the Board.

REPORT OF AUDIT COMMITTEE

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. Further, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the independent auditors' independence.

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Company's independent auditors, Ernst & Young LLP ("Ernst & Young"), are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including the area of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         Based upon the Audit Committee's discussions with management and Ernst & Young and the Audit Committee's review of the representations of management and Ernst & Young, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2002, for filing with the Securities and Exchange Commission.

May 23, 2002

                                            AUDIT COMMITTEE


                                            Holly Cremer Berkenstadt
                                            Greg M. Larson
                                            Donald D. Parker

         The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


         The following sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.

         J. Anthony Cattelino (age 59). Mr. Cattelino currently serves as Vice President and Secretary of the Company and as Senior Vice President - Marketing and Retail Administration for the Bank. He is responsible for the branch network, deposit acquisition, consumer lending, marketing and retail operations. Mr. Cattelino joined the Company in 1974 as Director of Marketing, was promoted to Vice President of Marketing in 1976 and to his current position in 1985. Mr. Cattelino is on the Board of Directors of Anchor Investment Services, Inc. and the Mendota Gridiron Club.

         Michael W. Helser (age 57). Mr. Helser is currently Treasurer and Chief Financial Officer of the Company and Senior Vice President - Finance and Chief Financial Officer of the Bank. Mr. Helser joined the Company in 1974 as Internal Auditor, was promoted to Vice President - Finance in 1979 and to his current position in 1985. Prior to joining the Company, Mr. Helser was a Senior Accountant with the public accounting firm of Ernst & Young LLP, Milwaukee, Wisconsin. Mr. Helser is a certified public accountant.

         Donald F. Bertucci (age 52). Mr. Bertucci is currently First Vice President -- Residential Lending of the Bank and is responsible for one-to-four family residential lending. He joined the Bank in 1972 and previously served as Branch Manager, Mortgage Division Coordinator and Commercial Real Estate Loan Officer. In 1984 he was appointed Vice President, and he assumed his present position as First Vice President -- Residential Lending in June of 1996. Mr. Bertucci is a member of the Madison Board of Realtors and the Madison Area Mortgage Bankers Association and is a licensed real estate broker.

         Daniel K. Nichols (age 46). Mr. Nichols is currently First Vice President-Commercial Lending of the Bank and is responsible for commercial lending, commercial real estate, credit and quality control. He joined the Bank in 1985 to start up the Commercial Lending Department. In 1990 he was promoted to Vice President and became responsible for commercial lending and commercial real estate. He assumed his present position as First Vice President in June of 1996. Mr. Nichols holds both a BBA and MBA in finance from the University of Wisconsin-Madison. He is a Board member of the Weinert program at the University of Wisconsin and is also on the Board of Directors of the Easter Seal Society.

         Ronald R. Osterholz (age 53). Mr. Osterholz is currently Vice President
- Human Resources of the Bank. Mr. Osterholz joined the Bank in 1973 and previously served as Savings Officer, Branch Manager and Branch Coordinator. In 1981, he was named Assistant Vice President and in 1985 was appointed to his current position. Mr. Osterholz is active in the University of Wisconsin Alumni Association functions, is on the Board of the University of Platteville Foundation and is in various civic organizations and clubs.

         David L. Weimert (age 51). Mr. Weimert is currently First Vice President -- Lending Administration. Mr. Weimert joined the Bank in 1991 and has extensive experience in the financial services industry. He has served in various management capacities at savings associations, mortgage banking companies and commercial banks. Mr. Weimert served as President of Community Savings and Loan Association, Fond du Lac, Wisconsin from 1987 to 1990 and President of Investors Mortgage Service Company, Burbank, California, from 1985 to 1987.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company who are named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company and the Bank as a group.


                                                                        Common Stock Beneficially Owned
                                                                                       As
                                                                              of June 7, 2002 (1)
                                                            --------------------------------------------------------
Name of Beneficial Owner                                          No. of Shares                     %
----------------------------------------------------------- -------------------------- -----------------------------

Anchor BanCorp Wisconsin Inc.                                     1,364,758  (2)                    5.13%
 Employee Stock Ownership Plan Trust
25 West Main Street
Madison, Wisconsin

Directors and nominees:
  Holly Cremer Berkenstadt                                           94,000  (3)                    *
  Richard A. Bergstrom                                               91,475  (4)                    *
  Donald D. Kropidlowski                                            106,603  (5)                    *
  Greg M. Larson                                                     60,210  (6)                    *
  David L. Omachinski                                                29,911  (7)                    *
  Donald D. Parker                                                  168,604  (8)                    *
  Pat Richter                                                       103,748  (9)                    *
  Bruce A. Robertson                                                107,796  (10)                   *
  James D. Smessaert                                                269,464  (11)                   1.01
  Douglas J. Timmerman                                            1,670,194  (12)                   6.28
  Mark D. Timmerman                                                 217,516  (13)                   *

Executive officers who are not directors and who are named in the Summary
 Compensation Table:
  J. Anthony Cattelino                                              268,816  (14)                   1.01
  Michael W. Helser                                                 269,707  (15)                   1.01
  Donald F. Bertucci, Jr.                                           103,670  (16)                   *
  Daniel K. Nichols                                                 119,480  (17)                   *

All directors and executive officers                              3,998,886  (18)                  15.06
 of the Company and the Bank as a
 group (18 persons)



----------

* Represents less than 1% of the outstanding Common Stock beneficially owned.

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares that are subject to stock options which are exercisable within 60 days of the Voting Record Date by an individual or group is deemed to be outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual or group.

(2) The Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and the trustees. The current trustees are: Ronald R. Osterholz, Vice President - Human Resources of the Bank, and Mark D. Timmerman, Vice President, Secretary, and General Counsel of the Bank. As of the Voting Record Date, all shares held in the Trust have been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as those shares for which instructions are given.

(3) Includes 75,900 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date, and 1,100 shares held by Ms. Berkenstadt's children, which Ms. Berkenstadt may be deemed to beneficially own.

(4) Includes 28,550 shares held jointly with Mr. Bergstrom's wife, with whom voting and dispositive power is shared, 39,531 shares held by Mr. Bergstrom's children, which may be deemed to be beneficially owned by Mr. Bergstrom, and 23,394 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 88,348 shares held jointly with Mr. Kropidlowski's wife, with whom voting and dispositive power is shared, 2,220 shares held by Mr. Kropidlowski's wife, which may be deemed to be beneficially owned by Mr. Kropidlowski, 16,035 shares held in the ESOP allocated to Mr. Kropidlowski's account.

(6) Includes 48,210 shares held jointly with Mr. Larson's wife, with whom voting and dispositive power is shared and 12,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(7) Includes 9,150 shares held jointly with Mr. Omachinski's wife, with whom voting and dispositive power is shared and 20,761 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 66,070 shares held jointly with Mr. Parker's wife, with whom voting and dispositive power is shared, 79,907 shares held in a living trust for the benefit of Mr. Parker and his wife, 3,756 shares held by Mr. Parker's wife which may be deemed to be beneficially owned by Mr. Parker, 6,126 shares held in the Company's Retirement Plan allocated to Mr. Parker's account, and 12,745 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(9) Includes 37,700 shares owned jointly with Mr. Richter's wife, with whom voting and dispositive power is shared, 2,048 shares owned by Mr. Richter's wife, which Mr. Richter may be deemed to beneficially own, and 64,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(10) Includes 17,548 shares owned by Mr. Robertson's wife, which may be deemed to be beneficially owned by Mr. Robertson, and 64,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(11) Includes 239,124 shares held jointly with Mr. Smessaert's wife, with whom voting and dispositive power is shared, and 6,886 shares held in a living trust for the benefit of Mr. Smessaert and his wife.

(12) Includes 673,561 shares held in a living trust for the benefit of Mr. Timmerman and his wife, 134,744 shares held in the Company's Retirement Plan allocated to Mr. Timmerman's account, 30,549 shares held in the ESOP allocated to Mr. Timmerman's account, 3,000 restricted shares granted pursuant to the Company's Management Recognition Plans and 828,340 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 541,682 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits to be paid to Mr. Timmerman pursuant to a deferred compensation agreement entered into between the Bank and Mr. Timmerman, a Supplement Executive Retirement Plan and an Excess Benefit Plan; Mr. Timmerman does not possess voting or investment power with respect to such shares. See "Executive Compensation - Deferred Compensation Agreement" and "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(13) Includes 50,346 shares held jointly with Mr. M. Timmerman's wife, with whom voting and dispositive power is shared, 2,172 shares held in the Company's Retirement Plan allocated to Mr. M. Timmerman's account, 5,528 shares held in the ESOP allocated to Mr. M. Timmerman's account, 5,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 153,870 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 150,570 shares held in a living trust for the benefit of Mr. Cattelino and his wife, 1,160 shares owned by Mr. Cattelino's wife and 6,000 shares owned by Mr. Cattelino's children, which Mr. Cattelino may be deemed to beneficially own, 35,903 shares held in the Company's Retirement Plan allocated to Mr. Cattelino's account, 26,635 shares held in the ESOP allocated to Mr. Cattelino's account, and 48,500 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 13,189 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Cattelino does not possess voting or investment power with respect to such shares.

(15) Includes 167,095 shares held in a living trust for the benefit of Mr. Helser and his wife, 4,000 shares held by Mr. Helser's children, which Mr. Helser may be deemed to beneficially own, 34,990 shares held in the Company's Retirement Plan allocated to Mr. Helser's account, 26,622 shares held in the ESOP allocated to Mr. Helser's account, and 37,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 12,715 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Helser does not possess voting or investment power with respect to such shares. See "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(16) Includes 23,966 shares held jointly with Mr. Bertucci's wife, with whom voting and dispositive power is shared, and 1,900 shares owned by Mr. Bertucci's children, which Mr. Bertucci may be deemed to beneficially own, 9,731 shares held in the Company's Retirement Plan allocated to Mr. Bertucci's account, 16,184 shares held in the ESOP allocated to Mr. Bertucci's account, 41 shares in employee stock purchase plan, 3,300 restricted shares granted pursuant to the Company's Management Recognition Plans and 48,548 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(17) Includes 28,345 shares held jointly with Mr. Nichols' wife, with whom voting and dispositive power is shared, 26,827 shares held in the Company's Retirement Plan allocated to Mr. Nichols' account, 15,465 shares held in the ESOP allocated to Mr. Nichols' account, 995 shares in employee stock purchase plan, 3,300 restricted shares granted pursuant to the Company's Management Recognition Plans and 44,548 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(18) Includes 269,898 shares held in the Company's Retirement Plan allocated to the accounts of executive officers, 15,200 restricted shares granted to executive officers pursuant to the Company's Management Recognition Plans, for which executive officers possess sole voting power and no investment power, and 1,556,890 shares which executive officers and directors as a group may acquire pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 567,586 shares held by a rabbi trust established by the Bank to fund certain benefits to be paid to certain executive officers of the Company. See Notes 12, 14 and 15 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Exchange Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the Nasdaq Stock Market by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the Nasdaq Stock Market, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers during the year ended March 31, 2002.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four other most highly compensated executive officers of the Company.


                           SUMMARY COMPENSATION TABLE

==================================================================================================================
                                             Annual Compensation         Long Term Compensation
                                         ----------------------------- ----------------------------
                                                                                 Awards
                                                                       ----------------------------   All Other
        Name and              Fiscal         Salary                    Stock Grants                  Compensation
    Principal Position         Year          (1)(2)         Bonus           (3)        Options(4)        (5)
-------------------------- ------------- -------------- -------------- -------------- ------------- --------------

Douglas J. Timmerman           2002        $491,246       $150,256       $ 45,600       50,000       $ 39,285
 President and Chief           2001         473,750        106,000         45,188       31,870         43,257
 Executive Officer             2000         458,750        163,500         69,903       31,870         73,062
-------------------------- ------------- -------------- -------------- -------------- ------------- --------------
J. Anthony Cattelino           2002        $138,884       $ 61,789       $      0            0       $ 11,323
 Vice President and            2001         135,825         48,545          3,013        2,500         15,457
 Secretary                     2000         129,412         58,000         29,900            0          9,814
-------------------------- ------------- -------------- -------------- -------------- ------------- --------------
Michael W. Helser              2002        $138,884       $ 61,789       $      0            0       $ 11,323
 Treasurer and Chief           2001         135,825         48,545          3,013        2,500         15,457
 Financial Officer             2000         129,412         58,000         29,900            0         14,120
-------------------------- ------------- -------------- -------------- -------------- ------------- --------------
Donald F. Bertucci             2002        $104,550       $ 54,937       $      0            0       $ 11,167
 First Vice President --       2001         100,500         38,000          4,519        7,500         11,263
 Residential Lending           2000          88,259         48,000        123,338            0          7,442
-------------------------- ------------- -------------- -------------- -------------- ------------- --------------
Daniel K. Nichols              2002        $104,550       $ 62,437       $      0        4,000       $ 11,167
 First Vice President --       2001         100,500         38,000          7,531        3,000         11,374
 Commercial Lending            2000          88,259         58,000        123,338        4,000          7,845
========================== ============= ============== ============== ============== ============= ==============

(1) Includes amounts deferred by the executive officer pursuant to the Company's Retirement Plan, a defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company, payment of club dues and parking privileges. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Represents the grant of shares of restricted Common Stock pursuant to the Company's Management Recognition Plans, which were deemed to have had the indicated value at the date of grant. The number of shares of restricted Common Stock held by Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols at March 31, 2002 is 3,000, 0, 0, 3,300, and 3,300, respectively. The fair market value of restricted Common Stock held by Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols at March 31, 2002 is $60,090, $0, $0, $66,099 and $66,099, respectively.
         The awards vest within six months to two years from the date of grant. Recipients receive dividends paid on restricted stock prior to vesting.

(4) Consists of awards granted pursuant to the Company's stock incentive plans, which are exercisable at the rate of 33%, 50% or 100% per year commencing on the date of grant.

(5) In fiscal 2002, consists of amounts allocated or paid by the Company on behalf of Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols pursuant to the Company's ESOP of $6,985, $6,985, $6,985, $6,985 and $6,985, respectively, and the Company's Retirement Plan of $5,900, $4,338, $4,338, $4,182 and $4,182, respectively, and the payment of director's fees to Mr. Timmerman in the amount of $26,400.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended March 31, 2002.


                       OPTION GRANTS IN LAST FISCAL YEAR

====================================================================================================================

                                                                                        Potential Realizable Value
                                                                                         at Assumed Annual Rates
                                  Individual Grants                                    of Stock Price Appreciation
                                                                                           for Option Term(3)
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------


                           Options      % of Total Options     Exercise     Expiration
         Name              Granted    Granted to Employees(1)  Price(2)        Date         5%            10%
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------


Douglas J. Timmerman        50,000             37.9%           $ 15.2000    07/24/11   $  478,000    $ 1,211,000
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------

J. Anthony Cattelino             0              0.0%              0.0000       --               0              0
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------

Michael W. Helser                0              0.0%              0.0000       --               0              0
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------

Donald F. Bertucci, Jr.          0              0.0%              0.0000       --               0              0
------------------------- ----------- ----------------------- ------------ ----------- ------------- ---------------

Daniel K. Nichols            4,000              3.0%             15.2000    07/24/11       38,240         96,880
====================================================================================================================



(1) Percentage of options granted to all employees during the fiscal year ended March 31, 2002.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $24.76 and $39.42 for grants whose exercise price is $15.20 per share.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's stock option plans by the named executive officers during the fiscal year ended March 31, 2002 and options held at March 31, 2002.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

========================== ============= ============ ============================ =================================
                                                         Number of Unexercised     Value of Unexercised Options at
                              Shares                      Options at Year End                Year End(1)
                            Acquired on     Value     ------------ --------------- --------------- -----------------
         Name                Exercise     Realized     Exercisable  Unexercisable    Exercisable     Unexercisable
-------------------------- ------------- ------------ ------------ --------------- --------------- -----------------

Douglas J. Timmerman          25,000      $338,750      759,218       69,122         $8,412,466        $324,537
-------------------------- ------------- ------------ ------------ --------------- --------------- -----------------
J. Anthony Cattelino          17,000       106,244       48,500            0            485,424               0
-------------------------- ------------- ------------ ------------ --------------- --------------- -----------------
Michael W. Helser             24,500       158,738       41,000            0            402,734               0
-------------------------- ------------- ------------ ------------ --------------- --------------- -----------------
Donald F. Bertucci, Jr.        6,500        78,155       48,548        5,000            463,502          24,838
-------------------------- ------------- ------------ ------------ --------------- --------------- -----------------
Daniel K. Nichols              5,000        71,180       43,548        7,000            381,827          34,223
========================== ============= ============ ============ =============== =============== =================

(1)      Based on a per share market price of $20.03 at March 31, 2002.

         The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of March 31, 2002.


                      EQUITY COMPENSATION PLAN INFORMATION

=============================== =========================== ============================ ===========================
                                                                                            Number of Securities
                                                                                          Remaining Available for
                                                                                            Future Issuance Under
                                 Number of Securities to     Weighted-Average Exercise    Equity Compensation Plans
                                 be Issued Upon Exercise       Price of Outstanding         (Excluding Securities
                                 of Outstanding Options,       Options, Warrants and        Reflected in the first
      Plan Category                Warrants and Rights                Rights                      Column)
------------------------------- --------------------------- ---------------------------- ---------------------------

Equity Compensation Plans                1,956,009                      $10.39                    850,490
Approved By Security Holders
------------------------------- --------------------------- ---------------------------- ---------------------------
Equity Compensation Plans Not                    0                        0.00                          0
Approved By Security Holders
------------------------------- --------------------------- ---------------------------- ---------------------------
Total                                    1,956,009                       10.39                    850,490
=============================== =========================== ============================ ===========================

COMPENSATION OF DIRECTORS

         BOARD FEES. Each member of the Board of Directors of the Company is paid a fee of $1,600 for each regular quarterly Board meeting attended. In addition, each director of the Bank also is paid a fee of $1,600 for each regular meeting of the Board of Directors of the Bank attended. Directors of the Company and the Bank also receive a fee of $400 for each regular committee meeting of the Board attended and $800 for each special Board meeting attended.

         DIRECTORS' DEFERRED COMPENSATION PLAN. The Company and the Bank maintain plans under which members of their Boards of Directors may elect to defer receipt of all or a portion of their director's fees. Under the plans, the Company and the Bank are obligated to repay the deferred fees, semi-annually over a five year period together with interest at a stated rate, upon the participating director's resignation from the Board of Directors. During the year ended March 31, 2002, no director deferred funds pursuant to these deferred compensation plans.

         DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 2001 Stock Option Plan for Non-Employee Directors (the "2001 Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. On July 24, 2001, the date the stockholders of the Company approved the 2001 Directors' Plan, each director of the Company or the Bank who is not an employee of the Company or any subsidiary was granted an option to purchase 10,000 shares of Common Stock. The exercise price of such options is the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan become vested and exercisable six months from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee (the "Committee") of the Board of Directors is responsible for developing compensation guidelines reflected in the compensation program offered to the executive officers of the Company and Bank.

         The members of the Committee of both the Company and Bank are identical. No member of the Committee is a current or former employee of the Company or any subsidiary.

         Officers of the Company are not separately compensated for their service in such capacity and are paid only for their service as officers of the Bank. An affiliated interest agreement exists between the Company and Bank, which seeks to fairly reimburse the Bank for activities of any officer or employee on behalf of the Company. The agreement is reviewed annually by both regulators and auditors.

REPORT OF THE COMPENSATION COMMITTEE

         Under rules established by the Securities and Exchange Commission (the "Commission"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Committee has prepared the following report for inclusion in this proxy statement.

         The Committee of the Board of Directors is responsible for developing overall compensation guidelines utilized in the compensation program provided to the executive officers of the Company and Bank. In addition to compensation and benefits, the Committee of the Company also has exclusive jurisdiction over the administration of all Stock Option Plans and/or Management Recognition Plans. This oversight extends to any grants or awards made during the year. During the 2002 fiscal year, the Committee met two (2) times.

GENERAL COMPENSATION POLICIES

         In determining the broad general salary and benefit policies and procedures, the Committee uses outside consultants, market studies, and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary and bonus pay levels. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparable size financial institutions, specifically thrifts and community banks.

With respect to the Company's officers other than the President, the Committee considered salary and bonus recommendations prepared by the President or other executive officers to determine fiscal 2002 compensation. The Committee's objective is to offer ocompetitive compensation programs in order to attract and retain those key officers who are crucial to the long-term success of the Company and the Bank.

         In general, the Committee designed a compensation package in which a significant portion of the compensation paid to senior management be incentive-based. Those individuals have more control and influence over the direction and performance of the Company and the Bank. In this way, a direct link is established between executive compensation and annual, as well as long-term, performance of the Company and the Bank. Integration of all decisions regarding stock options and/or restricted stock grants insures the Committee that the compensation package is viewed in its entirety on an annual basis.

         Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

EXECUTIVE COMPENSATION

         The compensation package offered executive officers of the Company and the Bank incorporates the Committee's desire to mix and balance various components such as salary, short- and long-term incentives, stock options and restricted stock, as well as benefits available under the various employee plans.

         The Committee closely monitors those elements believed to enhance shareholder value. Included in that analysis are such items as the absolute level of profits, earnings per share (EPS), return on average equity (ROE), return on average assets (ROA), operational efficiency (efficiency ratio) as well as the attainment of personal or unit goals. Of all the financial statistics evaluated, return on average equity is considered most important.

         The Committee utilizes a peer group (as designed by an outside consultant) which includes investor-owned midwestern thrifts, savings banks, and commercial banks of similar size, organizational complexity, geographic location, and structure. It is the sole discretion of the Committee as to the interpretation of, or weight, given to each performance measure and its translation into short-term awards. The Committee recognizes that, through consolidation, the peer group does change in its absolute makeup. The Committee authorizes all new peer group members as these changes occur. The Committee is highly desirous of causing the short-term incentive plan to be consistent in its application from year to year. The Committee continues to be pleased with its effectiveness in motivating senior management.

         Stock option grants, with deferred vesting, provide the basis for a long-term incentive program. The objective of these options is to create a link between executive compensation and long-term Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the Executive's contribution toward Company and Bank performance. To encourage growth in shareholder value, stock options are granted to key management personnel who are in a position and have the responsibility to make a substantial contribution to the long-term success of the Company. The Committee believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. While the Committee has not required senior officers to hold specified amounts of Company stock, they are encouraged to do so. During the past year, modest amounts of bonus compensation were targeted as an incentive for senior officers to increase their ownership of the Company's stock.

         The Committee granted stock options to the executive management group as well as other non-executive officers during fiscal 2002. The executive management group is comprised of Messrs. D. Timmerman, Cattelino, Helser, Bertucci, Nichols, Osterholz and M. Timmerman. Mr. D. Timmerman received a grant of 50,000 options; a total of 128,000 options were granted to all executive management and other non-executive officers. In addition, Management Recognition Plan (MRP) shares were awarded to D. Timmerman in the amount of 3,000. In the case of the stock option grants, the value of the option will be completely dependent on the future market value of the common stock.

         The Committee's policy with respect to other employee benefit plans is to provide competitive benefits to employees of the Company and the Bank, including executive officers. A competitive comprehensive benefit program is essential to achieving the goal of retaining and attracting highly qualified employees.

         Under Section 162(m) of the Internal Revenue Code, as amended, the tax deduction by corporate taxpayers is limited with respect to the compensation of certain executive officers above specified limits unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon current compensation levels and the Committee's commitment to link compensation with performance as described in this report, the Committee currently intends to qualify compensation paid to the executive officers of the Company and the Bank for deductibility by the Company under Section 162(m) of the Internal Revenue Code.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation paid for fiscal 2002 to the Chief Executive Officer of the Company and the Bank, Douglas Timmerman, reflects the considered judgment of the Committee embracing the policy and process described previously.

         Mr. Timmerman's base salary was $491,246 for fiscal 2002. This is an increase of 3.69% over fiscal 2001. In determining the Chief Executive Officer's fiscal 2002 salary, the Committee continued to consider salaries offered by investor owned savings institutions and banks nationwide, as well as the consultant study referred to previously. The Bank's assets grew more than 12%. Cash dividends were increased by 10% to $.33 per share annually. Total assets continued to grow and were in excess of $3.5 billion at March 31, 2002. The Company successfully integrated Ledger Capital Corp. into its operations. In establishing the Chief Executive Officer's salary, the Committee also considered Mr. Timmerman's contribution in controlling the Bank's operating expenses, and his contribution to the community through his involvement with various charitable and civic groups.

         Taking note of the Company's achievements during the year, Mr. Timmerman was granted an incentive award of $150,256 (30.59% of salary). The bonus was contingent upon the achievement of goals and targets as determined by the Committee. In addition to the MRP shares previously noted, 5,000 shares of Company stock were allocated to the Deferred Compensation Trust for his account as part of his payout under the short-term incentive plan.

Dated May 23, 2002.

                                                  Respectfully submitted:


                                                  Greg M. Larson, Director
                                                  Pat Richter, Director
                                                  Bruce A. Robertson, Director

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period since March 31, 1997 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies) and (ii) the yearly cumulative total return on the stocks included in the Media General Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                                     LEGEND

                       *    Anchor BanCorp Wisconsin Inc.
                       -    Media General Peer Group Index
                       o    Nasdaq Stock Market (U.S.)


   3/31/97      3/31/98      3/31/99      3/31/00        3/31/01      3/31/02
   100.00       201.11        141.84      148.73          132.53       195.14
   100.00       166.51        135.21      104.17          172.80       197.24
   100.00       151.12        197.49      363.67          149.68       151.55

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Bank (collectively the "Employers") have entered into employment agreements with Messrs. Douglas Timmerman, Cattelino and Helser pursuant to which the Employers agreed to employ these persons in their current positions for a term of three years, two years and two years, respectively, at their current salaries of $510,000, $141,985 and $141,985, respectively. On an annual basis, the Board of Directors of the Employers may extend the employment term for an additional year, following an explicit review by such Boards of Directors of the officer's employment under the employment agreement. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, retirement or death. In the event that the officer's employment is terminated due to disability, as defined, he shall be paid 100% of his salary at the time of termination for a period of one year after termination and thereafter an annual amount equal to 75% of such salary for any remaining portion of the employment term, which amounts shall be offset by payments received from any disability plans of the Employers and/or any governmental social security or workers compensation program. In the event that, prior to a Change in Control, as defined, (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the officer shall be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman, and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment, and (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation and stock compensation plans) until the earlier of expiration of the applicable severance period and the officer's obtainment of full time employment by another employer which provides substantially similar employee benefits at no cost to the officer. In the event that the officer's employment is terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, or the officer terminates his employment under such circumstances because certain adverse actions are taken by the Employers with respect to the officer's employment during the 24-month period and 12-month period following a Change in Control in the case of Mr. Timmerman and Messrs. Cattelino and Helser, respectively, the officer would be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment plus the total bonus and incentive compensation paid to or vested in the officer on the basis of his most recently completed calendar year of employment, (ii) the benefits specified in clause (ii) in the immediately preceding sentence for the applicable severance period and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. A Change in Control is defined in the employment agreements to include any change in control of the Company or the Bank that would be required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of the Company or the Bank and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         The Company and the Bank also have entered into severance agreements with Messrs. Osterholz, Weimert, Bertucci, Nichols and Mark Timmerman. Pursuant to these agreements, an officer would receive specified benefits in the event that his employment was terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, as defined above, or the officer terminated his employment under such circumstances because certain adverse actions were taken by the Employers with respect to the officer's employment. The benefits payable under such circumstances consist of
(i) severance payments for a 12-month period or, at the officer's option, a single cash payment in an amount equal to the amount that would have been paid over the severance period, (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation or stock compensation plans of the Employers) until the earlier of expiration of the 12-month severance period and the officer's obtainment of full-time employment by another employer which provides substantially similar benefits at no cost to the officer and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. The aggregate amounts to be received under the severance agreements range from $101,410 to $112,200.

         The employment agreements and the severance agreements provide that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

DEFERRED COMPENSATION AGREEMENT

         In December 1986, the Bank and Mr. Douglas Timmerman entered into a deferred compensation agreement pursuant to which the Bank agreed to pay Mr. Timmerman or his beneficiary the sum of $300,000 over ten years upon his retirement, death, disability, termination without his consent, or termination for health reasons. This agreement was amended in July 1992 to provide that the amount to be distributed thereunder shall be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could be purchased in the initial public offering of Common Stock by the Company with $300,000 (regardless whether such shares actually were purchased in this manner). The Bank funded the payment of shares under the deferred compensation agreement by initially contributing $300,000 (which it previously had expensed for financial statement reporting purposes) and an additional $90,000 to a rabbi trust (the "Trust") which purchased 30,000 shares of Common Stock in the open market following consummation of the initial public offering. In July 2001, the Company contributed 5,000 shares of Common Stock for the benefit of Mr. Timmerman. The shares of Common Stock held in the Trust are voted by an independent trustee prior to distribution to Mr. Timmerman in accordance with the terms of the deferred compensation agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND EXCESS BENEFIT PLAN

         In fiscal 1994, the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in order to supplement the retirement benefits of Mr. Douglas Timmerman, and any other officers of the Bank who may be designated pursuant to the SERP, to be received pursuant to the Company's Retirement Plan and the ESOP. Under the SERP, upon retirement from the Company or the Bank at or after the participant's normal retirement date of age 62, a participant shall be entitled to receive an annual retirement benefit equal to the product of (i) 60% of the participant's final average earnings and (ii) a factor, no greater than one, the numerator of which is the participant's years of service and the denominator of which is 15 (the "accrued benefit"). A participant who, with the consent of the administering committee, retires after the early retirement date of age 55 but prior to the normal retirement date is entitled to receive an annual benefit equal to the vested amount of his or her accrued benefit as of the retirement date, as defined in the SERP, reduced by a factor of .25% for each full month by which the date of retirement precedes the participant's normal retirement date. "Final average earnings" is defined in the SERP to mean the average of the highest annual "considered compensation" received by a participant during any three of the current and preceding five calendar years. The Company does not believe that "considered compensation," as defined, differs substantially (by more than 10%) from that set forth in the Summary Compensation Table set forth above. At March 31, 2002, Mr. Timmerman's final average earnings amounted to $601,403 and Mr. Timmerman had 24 years of service with the Bank for purposes of the SERP.

         During fiscal 1994, the Bank also adopted an Excess Benefit Plan ("EBP") for the purpose of permitting employees of the Bank who may be designated pursuant to the EBP to receive certain benefits that the employee otherwise would be eligible to receive under the Company's Retirement Plan and ESOP, but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code. During fiscal 1994, Mr. Douglas Timmerman was designated as a participant in the EBP, and during fiscal 1995 Messrs. Helser and Cattelino were designated as participants in the EBP. Pursuant to the EBP, during any fiscal year the Bank generally shall permit a participant to defer the excess of (i) the amount of salary that a participant would have been able to defer under the Retirement Plan but for limitations in the Internal Revenue Code over (ii) the actual amount of salary actually deferred by the participant pursuant to the Retirement Plan (provided that the participant executes a supplemental deferral agreement at the times and in the manner set forth in the
EBP). The EBP also generally provides that during any fiscal year the Bank shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Bank on behalf of the participant but for limitations in the Internal Revenue Code, less the actual amount of matching contributions actually made by the Bank on behalf of the participant. Finally, the EBP generally provides that during any fiscal year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Internal Revenue Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 30 days after the end of each fiscal year.

         During fiscal 1994, the Bank also amended the Trust to permit contributions by the Bank to fund the Bank's obligations under the SERP and the EBP. In April 2001, the Company amended the EBP to provide that amounts credited to the participant's account thereunder shall be treated as if they were actually invested in shares of Common Stock as the sole investment choice.

INDEBTEDNESS OF MANAGEMENT

         Directors, officers and employees of the Company and its subsidiaries are permitted to borrow from the Bank in accordance with the requirements of federal and state law. All loans made by the Bank to directors and executive officers or their related interests have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management of the Company that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. As of March 31, 2002, the Bank had $7.1 million of loans outstanding to directors and executive officers of the Company and its subsidiaries and their related interests.



               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (PROPOSAL TWO)


         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         AUDIT FEES. Ernst & Young billed a total amount of $184,000 for professional services rendered for the audit of the Company's annual financial statements as of March 31, 2002, and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended March 31, 2002.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not render any professional services to the Company for information technology advice during the year ended March 31, 2002.

         ALL OTHER FEES. Ernst & Young billed a total amount of $218,100 for all other professional services rendered during the fiscal year ended March 31, 2002. This amount includes audit-related services of $112,700 and non-audit related services of $105,400. Audit related services generally include fees for employee benefit plan audits, accounting consultations, registration statements and due diligence in connection with an acquisition. Non-audit related services generally include tax return preparation and tax consultation services.

         The Audit Committee considers that the provision of the services referenced above to the Company is compatible with maintaining independence by Ernst & Young.

         The Company has been advised by Ernst & Young that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent auditors and clients. Ernst & Young will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 2003, must be received at the principal executive offices of the Company, 25 West Main Street, Madison, Wisconsin 53703, Attention: J. Anthony Cattelino, Vice President and Secretary, no later than February 14, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.17 of the Company's Bylaws, which provide that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Stockholder proposals for the company's next annual meeting to be held in July 2003, which are not intended to be included in the company's proxy materials for such meeting, must be received at the company's executive offices by April 15, 2003. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.


                                  OTHER MATTERS

         We are not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

June 14, 2002

To:      Participants in the Retirement Plan of AnchorBank, fsb


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the AnchorBank Retirement Plan ("Retirement Plan") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Retirement Plan by marking, dating, signing and returning the enclosed voting instruction ballot to State Street Trust, the Trustee of the Retirement Plan (the "Trustee"), in the accompanying envelope. Your voting instructions will remain completely confidential. Only representatives of the Trustee, who will tabulate the voting instructions, will have access to your ballots. The Trustee will certify the totals to the Company for the purpose of having those shares voted. No person associated with the Company or the Bank will see the individual voting instructions.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Retirement Plan are not received, the shares allocated to your account will be voted by the Trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the Retirement Plan. You will receive other voting materials for those shares owned by you individually and not under the Retirement Plan.

Sincerely,



Douglas J. Timmerman
President

sgb

June 14, 2002


To: Participants in the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan

As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the ESOP in the accompanying envelope. The ESOP Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the ESOP.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted by the Trustees in the same ratio on each matter for which instructions for allocated shares are received from all participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the ESOP. You will receive other voting materials for those shares owned by you individually and not under the ESOP.

Sincerely,



Douglas J. Timmerman
President

sgb

June 14, 2002


To: Persons Granted Restricted Stock Under the Management Recognition Plans of Anchor BanCorp Wisconsin Inc.

As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Management Recognition Plans ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the restricted shares granted to you and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the Recognition Plans in the accompanying envelope. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares granted to you will be voted by the Trustees of the Recognition Plans. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares that have been granted to you under the Recognition Plans. You will receive other voting materials for those shares owned by you individually and not under the Recognition Plans.

Sincerely,



Douglas J. Timmerman
President

sgb

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby instructs State Street Bank and Trust Company, the Trustee of the Trust created pursuant to the AnchorBank, fsb 401(k) Retirement Plan ("Retirement Plan"), to vote the shares of Common Stock of Anchor BanCorp Wisconsin Inc. (the "Company") which were allocated to my account as of June 7, 2002, pursuant to the Retirement Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 23, 2002.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.



























        PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY
          \/   DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED   \/
--------------------------------------------------------------------------------

                             401(K) RETIREMENT PLAN
                ANCHOR BANCORP WISCONSIN INC. 2002 ANNUAL MEETING

|---                                                                                                                            ---|
|                                                                                                                                  |
1. ELECTION OF DIRECTORS:
   (for three-year term)       1 - RICHARD A. BERGSTROM    2 - DONALD D. PARKER   |_|   FOR all             |_| WITHHOLD AUTHORITY
                               3 - JAMES D. SMESSAERT                                   nominees listed to      to vote for all
                                                                                        the left (except as     nominees listed
                                                                                        specified below).       to the left.
   (for two-year term)         4 - DAVID L. OMACHINSKI     5 - PAT RICHTER

   (for one-year term)         6 - MARK D. TIMMERMAN
                                                                                 --------------------------------------------------
  (Instructions:  To withhold authority to vote for any indicated nominee,       |                                                |
   write the number(s) of the nominee(s) in the box provided to the right.) --   |                                                |
                                                                                 |                                                |
                                                                                 --------------------------------------------------

  2. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's    |_|   FOR      |_|   AGAINST      |_|   ABSTAIN
     independent auditors for the fiscal year ending March 31, 2003.


  3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NO. OF SHARES
  CHECK APPROPRIATE BOX
  INDICATE CHANGES BELOW:

  ADDRESS CHANGE?  |_|   NAME CHANGE?  |_|         Date _______________________
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  SIGNATURE(S) IN BOX
                                                                                  If you return this card properly signed but do not
                                                                                  otherwise specify, shares will be voted FOR
                                                                                  election of the Board of Directors' nominees to
                                                                                  the Board of Directors and FOR Proposal 2. If you
                                                                                  do not return this card, shares will be voted by
                                                                                  the Trustees of the Retirement Plan.
|                                                                                                                                  |
|---                                                                                                                            ---|

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

         REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2002 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of the Company as of June 7, 2002, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin on July 23, 2002, at 2:00 p.m., Central Time, and at any adjournment of said meeting and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.




















           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
           \/  DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED  \/
--------------------------------------------------------------------------------


                ANCHOR BANCORP WISCONSIN INC. 2002 ANNUAL MEETING

|---                                                                                                                            ---|
|                                                                                                                                  |
1.   ELECTION OF DIRECTORS:
     (for three-year term)     1 - RICHARD A. BERGSTROM   2 - DONALD D. PARKER   |_|  FOR all               |_|  WITHHOLD AUTHORITY
                               3 - JAMES D. SMESSAERT                                 nominees listed to         to vote for all
                                                                                      the left (except as        nominees listed
                                                                                      specified below).          to the left.
     (for two-year term)       4 - DAVID L. OMACHINSKI    5 - PAT RICHTER

     (for one-year term)       6 - MARK D. TIMMERMAN
                                                                                 --------------------------------------------------
  (Instructions:  To withhold authority to vote for any indicated nominee,       |                                                |
   write the number(s) of the nominee(s) in the box provided to the right.) --   |                                                |
                                                                                 |                                                |
                                                                                 --------------------------------------------------

  2. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's    |_|  FOR    |_|  AGAINST    |_|  ABSTAIN
     independent auditors for the fiscal year ending March 31, 2003.

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NO. OF SHARES
  CHECK APPROPRIATE BOX
  INDICATE CHANGES BELOW:

  ADDRESS CHANGE?  |_|   NAME CHANGE?  |_|         Date _______________________
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                  SIGNATURE(S) IN BOX
                                                                                  Please sign this exactly as your name(s) appear(s)
                                                                                  on this proxy. When signing in a representative
                                                                                  capacity, please give title. When shares are held
                                                                                  jointly, only one holder need sign.

|                                                                                                                                  |
|---                                                                                                                            ---|

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby instructs the Trustees of the Trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Anchor BanCorp Wisconsin Inc. (the "Company"), to vote the shares of Common Stock of the Company which were allocated to my account as of June 7, 2002, pursuant to the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 23, 2002.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.



























        PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY
          \/   DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED   \/
--------------------------------------------------------------------------------

                                      ESOP
                ANCHOR BANCORP WISCONSIN INC. 2002 ANNUAL MEETING

|---                                                                                                                            ---|
|                                                                                                                                  |
1.   ELECTION OF DIRECTORS:
     (for three-year term)     1 - RICHARD A. BERGSTROM   2 - DONALD D. PARKER   |_|  FOR all               |_|  WITHHOLD AUTHORITY
                               3 - JAMES D. SMESSAERT                                 nominees listed to         to vote for all
                                                                                      the left (except as        nominees listed
                                                                                      specified below).          to the left.
     (for two-year term)       4 - DAVID L. OMACHINSKI    5 - PAT RICHTER

     (for one-year term)       6 - MARK D. TIMMERMAN
                                                                                 --------------------------------------------------
  (Instructions:  To withhold authority to vote for any indicated nominee,       |                                                |
   write the number(s) of the nominee(s) in the box provided to the right.) --   |                                                |
                                                                                 |                                                |
                                                                                 --------------------------------------------------

  2. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's    |_|  FOR    |_|  AGAINST    |_|  ABSTAIN
     independent auditors for the fiscal year ending March 31, 2003.

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NO. OF SHARES
  CHECK APPROPRIATE BOX
  INDICATE CHANGES BELOW:

  ADDRESS CHANGE?  |_|   NAME CHANGE?  |_|         Date _______________________
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                  SIGNATURE(S) IN BOX
                                                                                  If you return this card properly signed but do not
                                                                                  otherwise specify, shares will be voted FOR
                                                                                  election of the Board of Directors' nominees to
                                                                                  the Board of Directors and FOR Proposal 2. If you
                                                                                  do not return this card, shares will be voted by
                                                                                  the Trustee of the ESOP in the same proportion as
                                                                                  the allocated shares under the ESOP have voted.

|                                                                                                                                  |
|---                                                                                                                            ---|

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS


         The undersigned hereby instructs the Trustees of the Trust created pursuant to the Management Recognition Plan ("Recognition Plan") of Anchor BanCorp Wisconsin Inc. (the "Company"), to vote the shares of Common Stock of the Company which were granted to me as of June 7, 2002 pursuant to the Recognition Plans upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 23, 2002.

1.   ELECTION OF DIRECTORS

     |_|     FOR all nominees listed           |_|     WITHHOLD AUTHORITY
             below (except as marked                   to vote for all nominees
             to the contrary below)                    listed below

     Nominees for three-year term:  Richard A. Bergstrom, Donald D. Parker and
                                    James D. Smessaert.

     Nominees for two-year term:    David L. Omachinski and Pat Richter

     Nominee for one-year term:     Mark D. Timmerman

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.

     |_|     FOR             |_|     AGAINST                  |_|     ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR election of the Board of Directors' nominees to the Board of Directors and FOR Proposal 2. Such votes are hereby solicited by the Board of Directors.

                                  Dated:                               , 2002
                                        ------------------------------


                                  ------------------------------------------
                                  Signature


                                  If you return this card properly signed but do not otherwise specify, shares will be voted FOR election of the Board of Directors' nominees to the Board of Directors and FOR Proposal 2. If you do not return this card, shares will be voted by the Trustees of the Recognition Plan.